Trade accounts receivable, net of allowances - Summary of the Activity on the Expected Credit Loss Allowance for Trade Receivables (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Accounts Receivable, Allowance for Credit Loss [Roll Forward]
Balance, beginning of year	$ 6,809	$ 10,529
Provisions	4,513	4,350
Recoveries and write-off	(4,639)	(8,837)
Foreign currency translation adjustment	(1,075)	767
Balance, end of year	$ 5,608	$ 6,809